COUNTY OF TRAVIS

AMENDMENT 13

TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
CHILDREN’S HEALTH INSURANCE PROGRAM

THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and Amerigroup Texas, Inc. (“CONTRACTOR”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 Copeland Road, Suite 200, Arlington, Texas 76011. HHSC and CONTRACTOR may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the “Agreement”), as set forth in Article 2 of this Amendment.

ARTICLE 1. PURPOSE.

Section 1.01 Authorization.

This Amendment is executed by the Parties in accordance with Article 8 of the Agreement. Section 1.02 Modification; Confirmation.

By this Amendment, the Parties:

(a) Amend Section 17.03 of the Agreement, concerning encounter data specifications reports; and

(b) Confirm their prior extension of the term of the Agreement through August 31, 2005. Section 1.03 Effective Date of changes

(a) General effective date of changes.

This Amendment is effective August 31, 2004, and terminates on the Expiration Date of the Agreement, unless extended or terminated sooner by HHSC in accordance with the Agreement.

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES.

Section 2.01 Modification to Section17.03 Encounter Data Specifications Reports.

Section 17.03 of the Agreement, Encounter Data Specifications Report, is amended to read as follows: “Section 17.03 Encounter Data Specifications Reports.

CONTRACTOR will report encounter data each month in accordance with the requirements of Amendment 13 Appendix G, attached hereto and incorporated herein by reference. CONTRACTOR will submit such reports by the 10th day of each month for encounter data from the preceding month.”

Section 2.02 Confirmation of Term of Agreement and Expiration Date.

(a) In Amendment 12, the Parties extended the term of the Agreement through August 31, 2005 (unless extended or terminated sooner by HHSC in accordance with the Agreement) and set forth the time and manner of premium payments for members covered by CONTRACTOR from September 1, 2004, through August 31, 2005.

(b) The Parties hereby clarify and confirm that:

(1) the term of the Agreement is through August 31, 2005, unless extended or terminated sooner by HHSC in accordance with the Agreement; and

(2) the term “Expiration Date” is revised to August 31, 2005, unless extended or terminated sooner by HHSC in accordance with the Agreement.

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

IN WITNESS HEREOF, HHSC and the CONTRACTOR have each caused this Amendment to be signed and delivered by its duly authorized representative.

HEALTH AND HUMAN SERVICES COMMISSION	AMERIGROUP TEXAS, INC.
By:	By:

Albert Hawkins Executive Commissioner	Eric M. Yoder, M.D. President and CEO

Date:	Date: